UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                  Date of Report:  June 17, 2004
         (Date of Earliest Event Reported:  June 16, 2004)




                 COLORADO INTERSTATE GAS COMPANY
      (Exact name of Registrant as specified in its charter)


     Delaware             1-4874             84-0173305
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
 incorporation or
   organization)


                         El Paso Building
                       1001 Louisiana Street
                       Houston, Texas 77002
        (Address of principal executive offices) (Zip Code)



 Registrant's telephone number, including area code (713) 420-2600



Item 5.  Other Events and Regulation FD Disclosure
         -----------------------------------------
     On June 16, 2004, our parent company, El Paso Corporation, announced that it had received waivers on its $3 billion revolving credit facility and certain other financings. A copy of this press release is attached as Exhibit 99.A and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
         ---------------------------------
         (c)  Exhibits.

              Exhibit
              Number      Description
              -------     -----------
               99.A       Press Release dated June 16, 2004.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              COLORADO INTERSTATE GAS COMPANY



                              By:   /s/ Greg G. Gruber
                                 ------------------------
                                      Greg G. Gruber
                           Senior Vice President, Chief Financial
                              Officer, Treasurer and Director
                        (Principal Financial and Accounting Officer)

Dated:  June 17, 2004


                           EXHIBIT INDEX

     Exhibit
     Number       Description
     -------      -----------
      99.A        Press Release dated June 16, 2004.